SEPARATION AND CONFIDENTIALITY AGREEMENT

         This AGREEMENT ("Agreement") is entered into this 4th day of March, 2005 ("Effective Date") by and among SE Financial Corp. (the "Company") with its principal place of business headquartered in Philadelphia, Pennsylvania, St. Edmond's Federal Savings Bank ("Bank"), a federally chartered savings bank having its principal place of business located in Philadelphia, Pennsylvania (collectively the "Companies") and Frank S. DePaolo ("Employee").

         WHEREAS, Employee has previously served as the President and Chief Executive Officer of each of the Companies and as a member of the board of directors of the Bank;

         WHEREAS, the Companies recognize the specialized knowledge of Employee related to the business affairs of the Companies; and

         WHEREAS,  Employee,  the  Company  and the Bank  desire to enter into a
separation  and   confidentiality   agreement  upon  the  terms  and  conditions
hereinafter contained;

         NOW, THEREFORE, in consideration of the covenants and terms contained in this Agreement as set forth herein and of the respective and mutual benefits accruing to the Company, the Bank and to Employee from such a separation and confidentiality agreement by, between and among the parties as set forth by the terms of this Agreement, Company, Bank and Employee, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be legally bound, hereby agree as follows:

1.   Resignation as an Officer, Director and Employee
     ------------------------------------------------

         This Agreement constitutes written notice from Employee and acceptance by the Company, the Bank, and all other subsidiaries of such entities, that Employee hereby irrevocably resigns from any and all positions with the Company, the Bank and any and all subsidiaries thereof as follows:

         (a) Effectively immediately with the execution of this Agreement, Employee will cease to be a director of the Bank or a member of any and all committees on which he may serve in any capacity and/or by reason of the office he may have held with the Company and/or with the Bank and as an officer and director of any other subsidiaries of such entities.

         (b) Effective upon the close of business on March 11, 2005 (the "Termination Date"), Employee: (i) will resign as President and Chief Executive Officer of the Company and of the Bank; and (ii) will cease to be an employee of the Company and of the Bank and all subsidiaries of either the Company or the Bank; and (iii) will no longer be considered to be an employee of either the Company or the Bank for any purpose.

         (c) From the Effective Date up to and including the Termination Date, Employee shall assist the Companies in the orderly and timely transfer of responsibilities as may be requested by the Companies, but is not required nor permitted to be physically present at the place of business of the Companies unless specifically requested by an authorized representative of the Companies and is not expected to provide any other service on behalf of the Companies, except as provided in this Agreement.

         (d) Employee will be permitted to make arrangements with Joseph Sidebotham, Chief Financial Officer, to remove his personal belongings from the premises of the Companies before the Termination Date.

         (e) Employee will promptly take all necessary steps required by the Companies to resign from them as an officer, director or employee.

2.   Compensation
     ------------

         (a) From the Effective Date through the Termination Date: (i) the Bank will continue to pay Employee his regular salary, less any applicable and usual deductions, including but not limited to, federal, state and municipal income taxes, and any other deductions regularly made pursuant to Employee's instruction, in accordance with the Bank's regular payroll schedule; and (ii) Employee shall continue to be eligible to participate in the Bank's Employee Stock Ownership Plan, 401K Savings Plan, Incentive Compensation Plan, and Executive Life Insurance Program (collectively, the "Benefit Plans"). Benefits payable to Employee under the Benefit Plans will be made in accordance with the specific terms and conditions of such Benefit Plans.

         (b) On the Termination Date: (i) payment of Employee's regular salary and all other forms of compensation, except as provided in this Agreement, shall cease; and (ii) Employee's participation, coverage and entitlement to any and all benefits, including but not limited to, fringe benefits under the Companies' programs, plans and practices, including but not limited to, the Benefit Plans, shall cease. Employee's right to any vested benefits at termination of his employment, including but not limited to, Employee's right to any vested benefits upon termination of his employment under the Bank's Incentive Retirement Agreement, will be determined in accordance with the terms of the applicable plan documents.

         (c) Beginning on the first regular pay day following the latter of the Termination Date or the expiration of the Revocation Period as defined in this Agreement, and provided that Employee has complied with and continues to comply with the terms of this Agreement, Employee will receive severance compensation from the Company for a period of six (6) months, payable in biweekly installments, in accordance with the Company's regular payroll practices, at the biweekly equivalent of Employee's former salary on the day prior to the Termination Date (exclusive of any and all additional forms of compensation including fringe benefits, bonuses, commissions, overtime, benefit contributions, etc.) (the "Severance Payments"). Employee acknowledges that he will no longer be an employee and will not be entitled to participate in any Company or Bank benefit programs or plans, including the Benefit Plans, after the Termination Date.

         (d) Employee acknowledges that Employee's compliance with the terms and conditions of this Agreement, including but not limited to, Employee's obligations of timely and orderly transfer of responsibilities, confidentiality and non-disparagement towards the Companies, Employee's obligation not to compete with the Companies, and the General Release of Claims against the Companies, is a material component and inducement for the Companies to enter into this Agreement. Employee further acknowledges that a breach of any of these provisions of the Agreement will immediately void the Companies' obligation to make any Severance Payments under this Agreement.

3.   Non-Competition,    Non-Solicitation   and   Protection   of   Confidential
     ---------------------------------------------------------------------------
     Information
     -----------

         (a) Employee will not, without the prior written consent of the Companies, directly or indirectly communicate or divulge, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any of the trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by Employee from the Companies or from any source in the course of his employment by and with the Companies or in his role as an officer and/or director of the Companies ("Confidential Information"), except that Employee may disclose such matters to the extent that disclosure is ordered by a court or governmental agency of competent jurisdiction, only after giving the Companies advance notice of the ordered disclosure providing the Companies a reasonable opportunity to make such filings as they may deem appropriate with respect to the ordered disclosure. Confidential Information under this paragraph shall not include any information which is a matter of public record or information generally available to the public as a result of a non-prohibited disclosure by a third party.

         (b) For a period of twelve (12) months following the Effective Date of this Agreement, Employee will not contact, with a view toward selling, acquiring or consuming any product or service competitive with any product or service sold or which Employee knows is proposed to be sold or performed by any of the Companies, any person, firm, association or corporation (i) to which the Companies sold any product or service during the five years prior to the Effective Date, (ii) which Employee solicited, contacted or otherwise dealt with on behalf of the Companies, (iii) which Employee was otherwise aware was a client of the Companies, (iv) with which the Companies contracted to develop products for the Bank or to promote its business or (v) whom either of the Companies was soliciting with a view toward selling, acquiring or consuming any product or service during the five years prior to the Effective Date. Employee will not directly or indirectly make any such contact, either for his own benefit or for the benefit of any other person, firm, association, or corporation.

         (c) For a period of twelve (12) months following the Effective Date of this Agreement, Employee will not, directly or indirectly, contact or attempt to persuade any employee, contractor, business partner, supplier, agent, independent contractor or customer of either of the Companies to terminate his, her or its relationship with the Companies or do any act that may result in the impairment of the relationship between the Companies and any employee, contractor, business partner, supplier, agent, independent contractors and customer of either of the Companies.

         (d) For a period of twelve (12) months following the Effective Date of this Agreement, Employee shall not, on his own behalf or on behalf of others, employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Companies, for employment with any enterprise (including but not limited to, a savings and loan association, bank, credit union, or insurance company), nor will Employee directly or indirectly, on his behalf or for others, seek to influence any employee of the Companies to leave the employ of the Companies.

         (e) During the period when Employee is receiving Severance Payments, Employee shall not directly or indirectly, own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing or control of, or be connected with as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise, or use or permit his name to be used in connection with any entity in the financial services industry (including banks, thrifts, credit unions, mortgage companies, etc.) within the Bank's Community Reinvestment Act ("CRA") coverage area.

         (f) Employee shall not:

               (i) propose to the Company or any other person, any transaction between a third-party and the Company and/or its security holders or involving any of its securities or security holders ("Extraordinary Transaction");

               (ii) acquire,  offer to  acquire,  agree to  acquire,  or assist, advise or encourage any person or entity, in acquiring, directly or indirectly, by purchase, tender offer or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company or any subsidiary thereof, or of any successor to, or person in control of the Company, or any asset of the Company or any subsidiary or division thereof or of any such successor or controlling person; provided that such limitations on the activities of Employee shall not apply to such Employee with respect to any proposal or transaction presented by a third-party to the Company which shall be approved or endorsed by the Company in advance of any public announcement of such proposal or transaction for actions taken by Employee after such Company approval or endorsement;

               (iii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are defined and used in the rules and regulations of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of the Company;

               (iv) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any Extraordinary Transaction involving the Company or any of its securities or assets;

               (v) form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the change in control rules of the Office of Thrift Supervision (12 C.F.R. part 574) in connection with any of the foregoing; or

               (vi) otherwise act alone or "in concert" with others to seek to "control" the management, Board of Directors or policies of the Company, or any subsidiary thereof, within the meaning of 12 C.F.R. Part 574.

         (g) Employee acknowledges that the type and periods of restrictions imposed by this Section 3 of the Agreement are fair and reasonable, and that such restrictions are intended solely to protect the legitimate interests of the Companies and not to prevent him from earning a livelihood.

         (h) Employee acknowledges and agrees that irreparable injury will result to the Companies in the event of a breach of any of the provisions of this Section 3 (the "Designated Provisions") and that the Companies will have no adequate remedy at law with respect to such breach. Accordingly, in the event of a material breach or the threat of a material breach of any Designated Provision, and in addition to any other legal or equitable remedy the Companies may have, the Companies shall be entitled to an order of specific performance and/or the entry of a preliminary and a permanent injunction by a court of competent jurisdiction located in the Commonwealth of Pennsylvania, or elsewhere, and/or by any regulatory agency of competent jurisdiction, to restrain the violation or breach by Employee. Employee further agrees that he shall reimburse the Companies for their expenses, including without limitation, the Companies' attorneys' fees and costs, incurred in enforcing this Section 3 of the Agreement if the Companies prevail in any suit or if Employee is found to have breached or threatened to breach Section 3 of this Agreement.

         (i) Employee further acknowledges that any breach of his obligations under this Section 3 of the Agreement, in addition to all other remedies provided for at law or equity or in this Agreement, will forfeit his right to receive Severance Payments under this Agreement.

         (j) Employee further  acknowledges that the obligations imposed by this
Section 3 of the Agreement are in addition to any obligations imposed under the Bank's Incentive Retirement Agreement and that Employee remains subject to the obligations imposed by the Incentive Retirement Agreement under the terms of the Incentive Retirement Agreement.

4.   Non-Disparagement
     -----------------

         Employee will not make any public statements regarding the Companies without the prior written consent of the Companies. Employee agrees that he will not engage in any activity or make any statement, whether publicly or otherwise, including but not limited to, any statements or activities made to or directed at any employee, officer, customer, contractor or supplier of either of the Companies, that may disparage or reflect negatively on either of the Companies, including those entities and individuals related to either of the Companies, including, but not limited to, the Companies' employees, management or Board of Directors. Employee acknowledges that any breach of his obligations under this
Section 4 of the Agreement, in addition to all other remedies provided at law or equity or in this Agreement, will forfeit his right to receive Severance Payments under this Agreement.

5.   Confidentiality
     ---------------

         Employee agrees that he shall maintain the confidentiality of the negotiations leading up to this Agreement in the strictest confidence. Employee agrees not to disclose or discuss the negotiations leading up to this Agreement, except as actually required by law, with anyone other than his personal accountant, the Internal Revenue Service, legal representative or spouse, provided that, before disclosing the negotiations leading up to this Agreement to any of the foregoing, Employee shall advise the recipient regarding the existence of this confidentiality provision and require the recipient to maintain the information in accordance with the same. If disclosure of the negotiations is actually ordered by a court or regulatory agency of competent jurisdiction, Employee will give the Companies reasonable advance notice of such ordered disclosure and reasonable opportunity to make such filings as they may deem appropriate with respect to such ordered disclosure before any such disclosure is made. Employee acknowledges that any breach of his obligations under this Section 5 of the Agreement, in addition to all other remedies which the Companies may have at law or equity or in this Agreement, will forfeit his right to receive Severance Payments under this Agreement.

6.   Continuing Relationship with the Companies
     ------------------------------------------

         (a) Employee acknowledges that, unless specifically authorized in writing by an authorized representative of the Companies, as of the Effective Date, none of Employee's personal or professional activities are approved by, endorsed by, being promoted by or made in cooperation with the Companies, and he shall not have power to bind the Companies.

         (b) At all times on and after the Effective Date, unless specifically required by the terms of this Agreement or approved in writing in advance by an authorized representative of the Companies, Employee will make no representations that any of his personal or professional activities are approved by, endorsed by, being promoted by or made in cooperation with the Companies or that he has the power to bind the Companies.

7.   General Release, Acknowledgments and Covenants
     ----------------------------------------------

         (a) Employee hereby irrevocably and unconditionally releases, acquits, and forever discharges each of the Companies, their owners, parent, subsidiaries, affiliates, related entities, officers, directors, agents, employees, stockholders, successors, assigns, and Benefit Plans (collectively, the "Releasee") from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, including future damages arising from the alleged continuation of the effects of any past action, omission or event, indemnities and obligations of every kind whatsoever, in law, equity or otherwise, known or unknown, suspected or unsuspected, disclosed or undisclosed, arising at any time prior to and including the Termination Date, based upon any past action, omission, or event, whether or not in litigation, which Employee may have or which could be asserted by another on Employee's behalf relating to Employee's employment at the Companies and/or the cessation of employment, including, but not limited to, claims pursuant to any federal, state or local law, including without limitation claims of violation of Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. 2000e et seq., the Americans with Disabilities Act, the Age

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

Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act (the Age Discrimination in Employment Act and the Older Workers' Benefit Protection Act collectively, the "ADEA"), all state and local fair employment and/or anti-discrimination laws and regulations, any other applicable federal, state, or local law, order or regulation, tort claims, breach of express or implied contract, claims for wrongful discharge, or any other cause of action or claims (collectively, the "General Release"). This General Release is for any and all relief, without regard to its form or characterization.

         (b) Employee agrees not to pursue any Claim (as defined below) against any Releasee (including without limitation any claim seeking reinstatement with any of the Companies, or damages of any nature, severance, incentive or retention pay, attorneys' fees or costs) by filing a lawsuit in any local, state or federal court for or on account of anything which has occurred up to the Termination Date as a result of Employee's employment with the Companies or cessation thereof. Employee further agrees that Employee will not permit any action or claim to be filed on Employee's behalf seeking monetary relief against the Companies, and will not himself, nor permit any representative of Employee, to be a member of any class or group seeking monetary relief against the Companies in any matter relating to Employee's employment or cessation thereof, and will not accept any such monetary relief against the Companies if sought. Employee represents and warrants that Employee has not assigned or transferred to any person or entity any Claims or any parts or portions thereof. For purposes of this Section 7, "Claim" or "Claims" means any and all complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs), known or unknown, that directly or indirectly arise out of, relate to or concern Employee's employment or cessation of employment with the Companies.

         (c) Employee represents and warrants that Employee has not filed nor joined in any claims, complaints, charges or lawsuits against any of the Companies with any local, state or federal governmental agency or court of law relating to his employment with the Companies.

         (d) Employee acknowledges and agrees that, among other rights, Employee is knowingly and voluntarily waiving and releasing any rights Employee may have under the ADEA and that the General Release granted by Employee to the Companies in this Agreement under Section 7(a) hereof is knowingly and voluntarily granted by Employee.

         (e) Employee acknowledges and agrees that the consideration given pursuant to this Agreement, including but not limited to, the Compensation in
Section 2 hereof, by the Companies to Employee for, among other things, the General Release in Section 7(a) hereof, is in addition to anything of value to which Employee is already entitled to receive from the Companies.

         (f) Employee acknowledges and agrees that Employee has been advised, as required by the ADEA, that: (i) the General Release granted in this Agreement does not relate to claims that may arise after this Agreement is executed; (ii) Employee has the right to consult with an attorney prior to granting the General Release (although Employee may choose voluntarily not to do so); (iii) Employee has twenty-one (21) days from the date of first receipt of this Agreement in which to consider the terms and conditions of this Agreement; (iv) Employee has a period of seven (7) calendar days from the date of executing this Agreement (the "Revocation Period") during which time Employee has the right to revoke this Agreement, in writing to the Chairman of the Board of the Company, in which case this entire Agreement will be null and void and of no force or effect on either the Companies or Employee; and (v) the General Release in this Agreement shall not be effective until the Revocation Period has expired.

8.   Cooperation.
     ------------

         (a) Employee agrees that at all times before and after the Termination Date, Employee shall cooperate to the extent required by the Companies in the execution of any documents or the performance of any activities necessary for the Companies to complete performance under any agreements entered into by the Companies or to fulfill the requirements of any regulatory authorities.

         (b) At all times before and after the Termination Date, Employee shall reasonably cooperate with the Companies in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Companies that relate to events or occurrences that transpired while Employee was employed by the Companies. Employee's cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company, the Bank and/or any of their subsidiaries, at mutually convenient times.

         (c) At all times before and after the Termination Date, Employee also shall reasonably cooperate with the Companies in connection with any investigation or review of any federal, state, or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while Employee was employed by the Companies.

         (d) The Companies shall, at the written request of Employee, reimburse reasonable out-of-pocket expenses that Employee actually and reasonably incurred in connection with Employee's performance of Employee's obligations pursuant to this Section 8.

9.   Neutral Reference
     -----------------

         Employment references shall be provided by the Companies in response to Employee's request directed to Marcy C. Panzer, Chairman of the Board. All potential employers or their authorized agents making requests to the Companies for references or recommendations regarding Employee shall be advised that the Companies' policy is to provide dates of employment, position title, and to not provide any additional information.

10.  Return of Property.
     -------------------

         (a) Employee agrees that all documents, records, data, apparatus, equipment, and other physical property, whether or not pertaining to
Confidential Information, which have been furnished to Employee by the Companies, or which were produced by Employee in connection with

Employee's employment with the Companies, are and remain the sole property of the Companies. Employee represents and warrants that Employee has not retained any such material or property or copies thereof.

         (b) Employee acknowledges that he shall not be permitted to download or remove any information from any of the Companies' computer systems, whether that information is personal or professional. Provided, however, that should Employee believe that he is entitled to remove or download any items from the computer system, Employee may make a request identifying the items he wishes to remove. The Companies agree not to unreasonably delay or withhold consent for such download or removal, but reserve the right to reasonably limit the items downloaded or removed. To the extent that permission is granted for such removal or download, Employee must do so in the presence of Joseph Sidebotham, Chief Financial Officer of the Bank, or another authorized representative designated by the Companies, and must provide an accounting of what was downloaded or removed, which accounting will be signed by both Employee and the Companies' authorized representative.

11.  Notices
     -------

         Any notice required or permitted to be given hereunder shall be in writing. Notice given by registered or certified mail shall require a return receipt and shall be effective on the date on which the return receipt is signed by the addressee or the addressee's authorized representative. In the event of a failure or refusal to acknowledge receipt, the notice shall be effective three business days after it is properly sent by registered or certified mail, return receipt requested. Notice may also be given by hand delivery or by nationally-recognized overnight courier, and shall be effective upon delivery when signed for by the addressee or the addressee's authorized representative. Notice shall be addressed as follows: (i) notice to the Companies shall be addressed to the Chairman of the Board at the principal offices of the Companies; (ii) notice to Employee shall be sent to the address set forth beneath Employee's signature to this Agreement; or (iii) to such other address as either party may designate to the other from time to time by notice in writing in compliance with this Section 11.

12.  Assignability
     -------------

         This Agreement may not be assigned by Employee and shall be binding upon Employee and his heirs. Employee agrees that the Companies may assign this Agreement to an affiliate, subsidiary, or to a successor or assignee without the prior written consent of Employee.

13.  Severability
     ------------

         Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or non-enforceability of any section shall not invalidate or render non-enforceable any other section contained herein. If any section or provision in a section is found to be invalid or unenforceable, it is the intent of the parties that a court of

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

competent jurisdiction shall reform the section or provisions to produce the nearest enforceable practicable and/or economic equivalent.

14.  Applicable Law and Consent to Jurisdiction
     ------------------------------------------

         (a) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law, without giving effect to any choice of law provisions thereunder. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

         (b) By executing this Agreement, Employee consents to the jurisdiction of the courts of Common Pleas and the federal district courts of the Commonwealth of Pennsylvania.

15.  Integration and Modification.
     -----------------------------

         Employee acknowledges and agrees that any prior representations, promises, or agreements between the parties relating to the subject matter of this Agreement are hereby extinguished; that there are no oral or written representations, promises, or agreements between the parties other than those set forth herein, and that this Agreement constitutes the entire and only agreement on the subject matters covered herein. No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless made in writing and signed by both Employee and an authorized representative of the Companies.

16.  Further Acknowledgements.
     -------------------------

         In addition to acknowledgements elsewhere in this Agreement, Employee further acknowledges and agrees that:

         (a) No inducements, representations, or agreements have been made or relied upon to make this Agreement, except as stated in this Agreement;

         (b) Employee was given at least 21 days from the date of first receipt of this Agreement on February 16, 2005, to consider the terms and conditions of this Agreement;

         (c) (i) Employee has carefully read this Agreement and has had sufficient opportunity to review and deliberate this Agreement with or without counsel of Employee's own choosing; and (ii) any choice by Employee to execute this Agreement without the benefit of counsel was knowing and voluntary;

         (d) Employee understands the terms and conditions of this Agreements and signs this Agreement voluntarily;

         (e) Employee must deliver this signed Agreement to the Company, to the attention of Marcy C. Panzer, Chairman of the Board, SE Financial Corp., 1901-03 East Passyunk Avenue,

Philadelphia, PA 19148, such that the Chairman of the Board of the Company receives this executed Agreement no later than 21 days after Employee first receives a copy of this Agreement;

         (f) Employee understands that this Agreement shall not become effective or enforceable until the Revocation Period has expired. Employee further understands, acknowledges and agrees that, in order for Employee's revocation of this Agreement to be effective, Employee's revocation must be made in writing and delivered to Marcy C. Panzer, Chairman of the Board, SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, PA 19148 no later than 5:00 PM EST on the seventh (7th) calendar day after the date on which Employee signed this Agreement.

         PLEASE CAREFULLY READ THIS AGREEMENT AND GENERAL RELEASE IN FULL. IT CONTAINS A COVENANT NOT TO SUE AND A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS ARISING OUT OF YOUR EMPLOYMENT AND YOUR SEPARATION FROM EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE RELEASE OF ALL CLAIMS UNDER TITLE VII OF THE 1964 CIVIL RIGHTS ACT, THE AMERICANS WITH DISABILITIES ACT, THE AGE DISCRIMINATION IN EMPLOYMENT ACT AS AMENDED BY THE OLDER WORKERS' BENEFIT PROTECTION ACT, AND/OR ANY OTHER FEDERAL OR STATE FAIR EMPLOYMENT OR ANTI-DISCRIMINATION STATUTES OR REGULATIONS.


                  IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the date first above written.


                                      SE FINANCIAL CORP. ("Company")
                                      ST. EDMOND'S FEDERAL SAVINGS BANK ("Bank")


                                      By: /s/Marcy C. Panzer
                                          --------------------------------------
                                          Marcy C. Panzer
                                          Chairman

         I have read this Agreement, and I am fully aware of the legal effects of the Agreement. I have chosen to execute the Agreement freely, without reliance upon any promises or representations made by the Company or the Bank other than those contained in this Agreement.


                                          /s/Frank S. DePaolo
                                          --------------------------------------
                                          Frank S. DePaolo, Employee Signature


                                          Frank S. DePaolo
                                          ------------------------------------
                                          Print Name

                                          Employee's Address:


                                          ------------------------------------


                                          ------------------------------------


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